           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

         Filed by the registrant [X]
         Filed by a party other than the registrant [_]
         [_] Check the appropriate box:
         [_] Preliminary proxy statement
         [X] Definitive proxy statement
         [_] Definitive additional materials
         [_] Soliciting material pursuant to Rule a-11(c) or Rule 14a-12


                                 MediaBay, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
         [X] No fee required.
         [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
             (1) Title of each class of securities to which transaction applies:

________________________________________________________________________________


             (2) Aggregate number of securities to which transaction applies:

________________________________________________________________________________
             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined).

________________________________________________________________________________
             (4) Proposed maximum aggregate value of transaction:

________________________________________________________________________________
             (5) Total Fee Paid:

________________________________________________________________________________
         [_] Fee paid previously with preliminary materials.

         [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1)      Amount previously paid:

________________________________________________________________________________
         (2)      Form, Schedule or Registration Statement No.:

________________________________________________________________________________
         (3)      Filing party:

________________________________________________________________________________
         (4)      Date filed:

________________________________________________________________________________

                                 MediaBay, Inc.
                         2 Ridgedale Avenue - Suite 300
                         Cedar Knolls, New Jersey 07927




                               September 21, 2001



Dear Shareholders:

         You are cordially invited to attend the Annual Meeting of Shareholders of MediaBay, Inc. (the "Company") which will be held on Monday, October 22, 2001 at 9:00 A.M. local time at Hanover Marriott, 1401 Route 10 East, Whippany, New Jersey 07981.

         The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

         Your Board of Directors unanimously believes that the election of the nominees specified in the Proxy Statement as directors and the proposal to approve the 2001 Stock Incentive Plan is in the best interests of the Company and its shareholders and, accordingly, recommends a vote "FOR" the election of the nominees and the proposal on the enclosed proxy card.

         Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, may I urge you to complete, sign, date and return the enclosed proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Continental Stock Transfer & Trust Company, in writing, at 2 Broadway, New York, New York 10004.

         Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting and appreciate your continued support.




                                                     Sincerely yours,



                                                     Norton Herrick
                                                     Chairman

                                 MEDIABAY, INC.
                         2 Ridgedale Avenue - Suite 300
                         Cedar Knolls, New Jersey 07927



                              --------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD MONDAY, OCTOBER 22, 2001
                              --------------------

To the Shareholders of MEDIABAY, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting ("Annual Meeting") of Shareholders of MediaBay, Inc. (the "Company") will be held on Monday, October 22, 2001, at 9:00 A.M. local time at Hanover Marriott, 1401 Route 10 East, Whippany, New Jersey 07981, for the following purposes:

         1. To elect two Class I directors to hold office until the 2004 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

         2. To approve the Company's 2001 Stock Incentive Plan; and

         3. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

         Only shareholders of record at the close of business on August 24, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.


                                            By Order of the Board of Directors,



                                            Norton Herrick
                                            Chairman

September 21, 2001

                                 MEDIABAY, INC.
                         2 Ridgedale Avenue - Suite 300
                         Cedar Knolls, New Jersey 07927


                              --------------------

                                 PROXY STATEMENT

                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON MONDAY, OCTOBER 22, 2001


         This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of MediaBay, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Monday, October 22, 2001 including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

         Management intends to mail this proxy statement and the accompanying form of proxy to shareholders on or about September 24, 2001.

         Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

         The address and telephone number of the principal executive offices of the Company are: 2 Ridgedale Avenue - Suite 300, Cedar Knolls, New Jersey 07927, Telephone No.: (973) 539-9528.


                      OUTSTANDING SHARES AND VOTING RIGHTS

         Only shareholders of record at the close of business on August 24, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 13,861,866 shares of the Company's Common Stock, no par value per share (the "Common Stock"). Each share of Common Stock entitles the holder to one vote on each matter submitted to a vote at the Annual Meeting.

                     VOTING PROCEDURES AND PROXY INFORMATION

         The Class I directors will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting voting as a single class, provided a quorum exists. A quorum is established if, as of the Record Date, at least a majority of the outstanding shares of Common Stock are present in person or represented by proxy at the Annual Meeting. All other matters at the meeting, including, but not limited to, the proposal to approve the Company's 2001 Stock Incentive Plan, will be decided by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter voting as a single class, provided a quorum exists. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of Continental Stock Transfer & Trust Company, the Company's transfer agent.

         In accordance with Florida law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter.

         The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.



                              ELECTION OF DIRECTORS

         The Company's By-Laws provide that the Board of Directors of the Company is divided into three classes (Class I, Class II and Class III). At each Annual Meeting of Shareholders, directors constituting one class are elected for a three-year term. At this year's Annual Meeting of Shareholders, two (2) Class I directors will be elected to hold office for a term expiring at the Annual Meeting of Shareholders to be held in 2004. It is the intention of the Board of Directors to nominate Norton Herrick and Paul Ehrlich as Class I directors. Each director will be elected to serve until a successor is elected and qualified or until the director's earlier resignation or removal.

         At this year's Annual Meeting of Shareholders, the proxies granted by shareholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event either or both of the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below has indicated to the Board of Directors that he will be available to serve.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SPECIFIED BELOW.

         The following information is with respect to the nominees for election at this Annual Meeting of Shareholders:

                                CLASS I DIRECTORS
                                 (To be Elected)
                           (New Term Expires in 2004)

         Norton Herrick, 62, a co-founder of the Company, has been Chairman since the Company's inception. Mr. Herrick served as President of the Company from its inception until January 1996 and was Chief Executive Officer from January 1996 through January 2000. Mr. Herrick has been a private businessman for over 30 years and through his wholly-owned affiliates, Mr. Herrick has completed transactions, including building, managing and marketing primarily real estate valued at an aggregate of approximately $2 billion. Mr. Herrick serves on the advisory board of the Make-A-Wish Foundation, the advisory committee of the National Multi Housing Council and the National Board of Directors for People for the American Way. Mr. Herrick is the father of Michael Herrick, Chief Executive Officer, President and a director of the Company, and Howard Herrick, Executive Vice President and a director of the Company.

         Paul Ehrlich, 57, has been a director of the Company since May 2001. Since August 2000, Mr. Ehrlich has been a partner in Edwards & Topple, LLP, a tax and financial consulting firm, as well as President of Paul D. Ehrlich, CPA, P.C., a tax and financial consulting corporation. From 1981 until August 1, 2000, Mr. Ehrlich was Shareholder-Tax Specialist, Director of Personal Finance Services at Feldman Sherb & Co., P.C. Mr. Ehrlich received his B.A., a degree in accounting from Queens College and his MBA from Pace University.

         The following information is with respect to incumbent directors in Class II and Class III of the Board of Directors who are not nominees for election at this Annual Meeting of Shareholders:



                               CLASS II DIRECTORS
                             (Term Expires in 2002)

         Michael Herrick, 34, co-founded the Company and has been Chief Executive Officer and President since January 2000 and a director since the Company's inception. Mr. Herrick has held various other offices with the Company since its inception. Since August 1993, Michael Herrick has been an officer (since January 1994, Vice President) of the corporate general partner of a limited partnership which is a principal shareholder of The Walking Company, a nationwide retailer of comfort and walking footwear and related apparel and accessories. Mr. Herrick is a member of the Board of Directors of the Audio Publisher's Association. Mr. Herrick is the son of Norton Herrick, Chairman of the Company, and brother of Howard Herrick, Executive Vice President and a director of the Company. Mr. Herrick received his B.A. degree from the University of Michigan.

         Roy Abrams, 57, has been a director of the Company since October 1997. Since April 1993 and from 1986 through March 1990, Mr. Abrams has owned and operated Abrams Direct Marketing, a marketing consulting firm.

         Carl Amari, 37, has been employed by the Company since the Company acquired its old time radio and classic video operations in December 1998 and a director of the Company since September 1999. Since 1989, Mr. Amari was the CEO and principal shareholder of Radio Spirits, Inc. Radio Spirits is recognized as the largest company in the world specializing in the syndication, sales and licensing of old time radio programming. He is also the executive producer of a nationally syndicated version of "When Radio Was" which airs on 450 affiliates, as well as for three other related syndicated radio programs. Radio Spirits twice made Inc.'s list of the fastest growing privately held companies. In connection with the Company's acquisition of Radio Spirits, Inc. from Mr. Amari, Norton Herrick agreed to vote his shares to elect Mr. Amari as a director.


                               CLASS III DIRECTORS
                             (Term Expires in 2003)

         Howard Herrick, 36, a co-founder of the Company, has been the Company's Executive Vice President, Editorial Director and a director since its inception. Since August 1993, Howard Herrick has been Vice President of the corporate general partner of a limited partnership which is a principal shareholder of The Walking Company. Since 1988, Mr. Herrick has been an officer of The Herrick Company, Inc. and is currently its President. Mr. Herrick is also an officer of the corporate general partners of numerous limited partnerships which acquire, finance, manage and lease office, industrial and retail properties; and which acquire, operate, manage, redevelop and sell residential rental properties. Mr. Herrick is the son of Norton Herrick, the Company's Chairman and a director of the Company, and brother of Michael Herrick, Chief Executive Officer, President and a director of the Company.

         Carl Wolf, 57, has been a director of MediaBay since March 1998. Mr. Wolf is the managing partner of the Lakota Investment Group. Mr. Wolf was formerly Chairman of the Board, President and Chief Executive Officer of Alpine Lace Brands, Inc. Mr. Wolf founded Alpine Lace and its predecessors and had been the Chief Executive Officer of each of them since the inception of Alpine Lace in 1983. Mr. Wolf became a director of Alpine Lace shortly after its incorporation in February 1986.

         The following is information with respect to certain of the Company's officers who are not directors or nominees for director:

         Hakan Lindskog, 41, Joined the Company in July 2000 as Chief Operating Officer of the Company and Chief Executive Officer of its Audio Book Club division. In that capacity Mr. Lindskog manages all day-to-day operations, including the Audio Book Club division. Mr. Lindskog has 15 years management experience in direct marketing, publishing and Internet consumer services. Before joining the Company, he was the former Executive Vice President and Chief Operating Officer of RealHome.com, a free membership web service that provides information and services regarding home buying and home ownership. Prior to joining RealHome.com, Mr. Lindskog was Group Executive Vice President and Chief Operating Officer of International Masters Publishers Group (IMP), a $740 million direct marketer, operating in 19 countries.

         Stephen McLaughlin, 34, has been Executive Vice President and Chief Technology Officer of the Company since February 1999. Prior to joining the Company, Mr. McLaughlin was Vice President, Information Technology for Preferred Healthcare Staffing, Inc., a nurse-staffing division of Preferred Employers Holdings, Inc. Mr. McLaughlin co-founded and was a director, Chief Operating Officer and Chief Information Officer of NET Healthcare, Inc., from 1997 until it was acquired by Preferred Employers Holdings in August 1998. In 1994, Mr. McLaughlin founded FX Media, Inc., an Internet and multimedia development company. As CEO of FX Media, he served as senior software engineer for all of its projects. Mr. McLaughlin holds a degree in Computer Science and Engineering from the Massachusetts Institute of Technology and conducted research at the MIT Media lab.

         John Levy, 46, has been an employee of the Company since November 1997 and has served Executive Vice President and Chief Financial Officer of the Company since January 1998. Prior to joining the Company, Mr. Levy was Senior Vice President of Tamarix Capital Corporation and had previously served as Chief Financial Officer of both public and private entertainment and consumer goods companies. Mr. Levy is a Certified Public Accountant with nine years experience with the national public accounting firms of Ernst & Young, Laventhol & Horwath and Grant Thornton.

         Robert Toro, 36, has been Senior Vice President of Finance of the Company since July 1999 and an employee since April 1999. Prior to joining the Company, Mr. Toro was Senior Vice President of AM Cosmetics Co. and had previously served in senior financial positions in both public and private entertainment and publishing companies. From 1992 through early 1997, Mr. Toro served in various senior financial positions with Marvel Entertainment Group, Inc., a publicly traded youth entertainment company. Mr. Toro is a Certified Public Accountant with six years of progressive experience with the national public accounting firm of Arthur Andersen where he was employed immediately prior to joining Marvel Entertainment Group.

         During the fiscal year ended December 31, 2000, the Board of Directors held one meeting. The meeting was attended by all of the directors, either in person or by telephone. The Board also took action by unanimous written consent in lieu of meetings.

         The Company has established an Audit Committee which is responsible for making recommendations concerning the engagement of independent public accountants, reviewing the plans and results of the audit engagement with the independent public accountants, approving professional services provided by the independent public accountants and reviewing the adequacy of the Company's internal accounting controls. The Audit Committee is currently comprised of Messrs. Roy Abrams, Paul Ehrlich and Carl Wolf. All of the members of the Audit Committee are independent directors for purposes of the continued listing standards adopted by the National Association of Securities Dealers, Inc. The audit committee did not hold any meetings during the year ended December 31, 2000, but took actions by unanimous written consent in lieu of meetings.

         The Company does not have a compensation committee or a nominating committee.

         The Audit Committee has adopted a written charter. A copy of the Audit Committee charter is attached as Appendix 1 hereto.

                             EXECUTIVE COMPENSATION

Executive Compensation

         The following table discloses for the fiscal years ended December 31, 1998, 1999 and 2000, compensation paid to Michael Herrick, the Company's Chief Executive Officer and the next four highly compensated executive officers of the Company whose salary together with any bonus was in excess of $100,000 during the fiscal year ended December 31, 2000 (the "Named Executives").

                                              Summary Compensation Table
                                              --------------------------
                                        Annual Compensation            Long-Term Compensation Awards
                                        -------------------            -----------------------------
                                                                            Securities Underlying
Name and Principal Position         Year      Salary       Bonus              Options/SAR's (#)
---------------------------         ----      ------       -----              -----------------
Michael Herrick                     2000     $154,167       $50,000            600,000
    Chief Executive Officer and     1999      125,000           -0-                -0-
    President                       1998      125,000           -0-            250,000

John Levy                           2000      167,027        15,000                -0-
    Executive Vice President and    1999      152,125        12,500             30,000
    Chief Financial Officer         1998      137,083         7,500             50,000

Stephen McLaughlin                  2000      167,500        25,000             35,000
    Executive Vice President and    1999      131,250           -0-            158,000
    Chief Technology Officer

Howard Herrick                      2000      139,583        15,000           300,000
    Executive Vice President        1999      125,000           -0-                -0-
                                    1998      125,000           -0-           250,000

Robert Toro                         2000      141,784        10,000            20,000
     Senior Vice President          1999       97,125           -0-            50,000
     Finance

         Michael Herrick served as Co-Chief Executive Officer from April 1998 through January 2000. Michael Herrick has served as Chief Executive Officer and President since January 2000.

         Mr. McLaughlin joined the Company in February 1999 and Mr. Toro joined the Company in April 1999.

Employment Agreements

         Effective as of October 22, 1999, the Company entered into a two-year employment agreement with Norton Herrick which provides for an annual base salary of $100,000 and such increases and bonuses as the Board of Directors may determine from time to time. The employment agreement does not require Mr. Herrick to devote any stated amount of time to the Company's business and activities and contains noncompetition and nonsolicitation provisions for the term of the employment agreement and for two years thereafter. If Mr. Herrick's employment is terminated under circumstances described in the employment entitled to receive severance pay equal to the greater of $600,000 or six times the total compensation received by Mr. Herrick from the Company during the twelve months prior to the date of termination. If the severance payment is triggered, it is possible that the payments may be deemed "excess parachute payments" under Section 280(g) of the Internal Revenue Code and, as a result, the Company may not receive a tax deduction for those payments.

         Effective June 1, 2000 the Company entered into an eighteen-month employment agreement with Michael Herrick, which provides for an annual base salary of $175,000 and an annual bonus of $50,000. The employment agreement requires Mr. Herrick to devote substantially all of his business time to the Company's business and affairs. The agreement contains non-competition and non-solicitation provisions for the term of the employment agreements and for two years thereafter. In the event of termination of employment under circumstances described in the employment agreement, including as a result of a change in control, the Company will be required to provide severance pay equal to the greater of $525,000 or three times the total compensation received from the Company during the twelve months prior to the date of termination.

         Effective June 1, 2000, the Company entered into a thirty-month employment agreement with Howard Herrick, which provides for an annual base salary of $150,000 and an annual bonus of $15,000. The employment agreement requires Mr. Herrick to devote substantially all of his business time to the Company's business and affairs. The agreement contains non-competition and non-solicitation provisions for the term of the employment agreements and for two years thereafter. In the event of termination of employment under circumstances described in the employment agreement, including as a result of a change in control, the Company will be required to provide severance pay equal to the greater of $450,000 or three times the total compensation received from the Company during the twelve months prior to the date of termination.

         The Company has entered into a two-year employment agreement with John Levy which expires in November 2001. The agreement provides for an annual base salary of $165,000, in the first year of the agreement and an annual base compensation of $180,000 in the second year of the agreement. Mr. Levy's agreement also provides for a minimum bonus of $15,000 in the first year of the agreement and a minimum bonus of $17,500 in the second year of the agreement, provided Mr. Levy is employed by the Company on each bonus date. Pursuant to the agreement, the Company agreed to grant to Mr. Levy options to purchase 30,000 shares of Common Stock at an exercise price of $13.00 per share. Options for 10,000 shares vest at the end of the first year of the employment agreement and options for 20,000 shares vest at the end of the second year of employment, provided Mr. Levy is employed by the Company on the vesting dates. However, in the event of a change in control, all options shall immediately vest and become exercisable.

         In December 1998, the Company entered into a three-year employment agreement with Carl Amari. Pursuant to the agreement, Mr. Amari is entitled to receive a base salary of $300,000 per year during the term of the agreement. The agreement also provides that Mr. Amari shall also be appointed as a member of the Company's Board of Directors for as long as he is employed by the Company.

Option Grants for Fiscal 2000

The following table discloses options granted during the fiscal year ended December 31, 2000 to the Named Executives:

                                  Option/SAR Grants in Fiscal Year Ended December 31, 2000
                                  --------------------------------------------------------

                                   Number of              % of Total
                               Shares Underlying      Options Granted to      Exercise Price
Name                            Options Granted    Employees in Fiscal Year      ($/share)    Expiration Date
----                            ---------------    ------------------------   --------------  ---------------
Michael Herrick...........          300,000                 7.28%                 $10.38       01/04/10
                                    300,000                 7.28%                 $ 4.00       05/30/10
Howard Herrick............          150,000                 3.64%                 $10.38       01/04/10
                                    150,000                 3.64%                 $ 4.00       05/30/10
Steven M. McLaughlin..               25,000                 0.61%                 $ 4.00       04/18/05
                                     10,000                 0.24%                 $ 4.00       05/30/05
Robert Toro...............           10,000                 0.24%                 $ 4.00       04/18/05
                                     10,000                 0.24%                 $ 4.00       05/30/05
John Levy.................              -0-                 -0-                      --           --

Option Exercises and Values for Fiscal 2000

         The following table sets forth information concerning the number of options owned by the Named Executives and the value of any in-the-money unexercised options as of December 31, 2000. No options were exercised by the Named Executives during fiscal 2000:

                                                  Aggregated Option Exercises
                                                And Fiscal Year-End Option Values
                                                ---------------------------------


                             Number of Securities Underlying      Value of Unexercised In-the-Money
                                  Unexercised Options at                     Options at
                                     December 31, 2000                    December 31, 2000
                            -------------------------------       -------------------------------
        Executive           Exercisable       Unexercisable       Exercisable       Unexercisable
        ---------           -----------       -------------       -----------       -------------
Michael Herrick                850,000               -0-             $      -0-      $      -0-
Howard Herrick                 550,000               -0-                    -0-             -0-
Stephen McLaughlin              68,000           125,000                 12,200             -0-
John Levy                       60,000            20,000                    -0-             -0-
Robert Toro                     35,000            35,000                    -0-             -0-

         The year-end values for unexercised in-the-money options represent the positive difference between the exercise price of such options and the fiscal year end market value of the Common Stock. An option is "in-the-money" if the fiscal year-end fair market value of the Common Stock exceeds the option exercise price. The closing sale price of the Company's Common Stock on December 31, 2000 was $1.63.

Stock Plans

         The Company's 1997 Stock Option Plan provides for the grant of stock options to purchase up to 2,000,000 shares. As of May 31, 2001, options to purchase an aggregate of 1,847,000 shares of its Common Stock have been granted under the 1997 plan.

         The Company's 1999 Stock Incentive Plan and 2000 Stock Incentive Plan each provide for the grant of any or all of the following types of awards: (1) stock options, which may be either incentive stock options or non-qualified stock options, (2) restricted stock, (3) deferred stock and (4) other stock-based awards. A total of 2,500,000 shares of Common Stock have been reserved for distribution pursuant to the 1999 plan. A total of 3,500,000 shares of Common Stock have been reserved for distribution pursuant to the 2000 Plan. As of May 31, 2001, options to purchase an aggregate of 1,348,100 shares of Common Stock have been granted under the 1999 plan and options to purchase an aggregate of 2,304,750 shares of Common Stock have been granted under the 2000 Plan.

         Of the options granted under the Company's plans, options to purchase 4,442,500 shares of Common Stock have been granted to the Company's officers and directors as follows: Norton Herrick - 2,500,000 shares; Michael Herrick -- 850,000 shares; Howard Herrick -- 550,000 shares; Hakan Lindskog -- 175,000 shares; Carl Amari - 100,000 shares; John F. Levy -- 80,000 shares; Robert Toro -- 80,000 shares; Carl Wolf - 52,500; Stephen McLaughlin - 35,000 shares; and Roy Abrams - 20,000 shares.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Exchange Act requires the Company's officers, directors, and persons who own more than 10% of a registered class of its equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all forms that they file pursuant to Section 16(a).

         Based solely upon the Company's review of the copies of such forms that the Company received, the Company believes that, during the year ended December 31, 2000, all filing requirements applicable to its officers, directors, and greater than 10% shareholders were fulfilled on a timely basis.

Director Compensation

         During the fiscal year ended December 31, 2000, none of the Company's non-employee directors received any cash compensation for serving as directors of the Company.

Audit Committee Report

         In April 2001, the Audit Committee met with management to review and discuss the audited financial statements. The Audit Committee did not conduct discussions with its independent auditors, Deloitte & Touche LLP, regarding the matters required by the Statement on Auditing Standards ("SAS") No. 61. However, management did conduct discussions with Deloitte & Touche LLP, regarding matters required by SAS No. 61. As required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," the Audit Committee has not discussed with, but has received the required written disclosures and confirming letter from Deloitte & Touche LLP regarding its independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

                                                        Roy Abrams
                                                        Carl Wolf
                                                        Michael Herrick*

* Mr. Herrick was a member of the Audit Committee until May 30, 2001

                          VOTING SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of September 20, 2001 relating to the beneficial ownership of shares of Common Stock by (i) each person or entity who is known by the Company to own beneficially 5% or more of the outstanding Common Stock according to Schedules 13G and 13D filed with the SEC, (ii) each of the Company's directors and nominees for director, (iii) each of the Named Executives, and (iv) all directors and executive officers of the Company as a group:

                                                        Number of Shares          Percentage of Outstanding
                                                        of Common Stock                 Common Stock
Name of Beneficial Owner(1)                          Beneficially Owned(2)           Beneficially Owned
---------------------------                          ---------------------           ------------------
Norton Herrick...............................              15,595,020(3)                 54.7%
Evan Herrick.................................               5,802,222(4)                 29.7
Howard Herrick...............................               4,002,640(5)                 27.8
Michael Herrick..............................               1,338,460(6)                  9.1
President and Fellows of Harvard College.....                 700,000                     5.0
c/o Harvard Management Company, Inc.
600 Atlantic Avenue
Boston, Massachusetts 02210
Carl Amari...................................                547,875(7)                   3.9
Stephen M. McLaughlin........................                123,300(8)                   *
Carl Wolf....................................                122,500(9)                   *
Robert Toro..................................                 70,000(10)                  *
John Levy....................................                 61,000(11)                  *
Hakan Lindskog...............................                 50,000(12)                  *
Roy Abrams...................................                 20,000(13)                  *
Paul Ehrlich.................................                      0(14)                  *
All directors and executive officers as a group
(11 persons).................................              21,442,335                    70.4

------------
*        Less than 1%

(1) Unless otherwise indicated, the address of each beneficial owner is care of MediaBay, Inc., 2 Ridgedale Avenue - Suite 300, Cedar Knolls, New Jersey 07927.

(2) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days of the Record Date upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the Record Date have been exercised and converted.

(3)      Represents (a) 156,700 shares of Common Stock held by Norton Herrick,
         (b) 488,460 shares of Common Stock held by Howard Herrick, (c)

         2,500,000 shares of Common Stock issuable upon exercise of options, (d) 150,000 shares of Common Stock issuable upon exercise of options granted to Evan Herrick, (e) 928,701 shares of Common Stock issuable upon exercise of warrants issued on December 31, 1998 or under a December 1998 letter agreement, (f) 3,543,303 shares of Common Stock issuable upon conversion of a convertible promissory note, (g) 5,892,856 shares of Common Stock issuable upon conversion of convertible promissory notes held by Huntingdon Corporation, (h) 1,650,000 shares of Common Stock issuable upon exercise of warrants held by Huntington Corporation and (i) 285,000 shares held by M. Huddleston Enterprises, Inc. Does not include 2,964,180 shares held by the Norton Herrick Irrevocable Trust, (ii) 46,229 shares which may become issuable to Mr. Herrick upon exercise of warrants which may be required to be issued to Mr. Herrick. Evan Herrick has irrevocably granted to Norton Herrick sole voting and dispositive power with respect to the shares of Common Stock issuable upon exercise of the options held by Evan Herrick. Norton Herrick is President and sole shareholder of Huntingdon Corporation and M. Huddleston Enterprises, Inc. See "Certain Relationships and Related Transactions."

(4) Represents (a) 145,080 shares of Common Stock, (b) 5,357,142 shares of Common Stock issuable upon conversion of a convertible promissory note and (c) 300,000 shares of Common Stock issuable upon exercise of options. See "Certain Relationships and Related Transactions."

(5) Represents (a) 2,964,180 shares held by the Norton Herrick Irrevocable ABC Trust, (b) 488,460 shares of Common Stock held by Howard Herrick, and (c) 550,000 shares of Common Stock issuable upon exercise of options. Howard Herrick is the sole trustee and Norton Herrick is the sole beneficiary of the Norton Herrick Irrevocable ABC Trust. The trust agreement provides that Howard Herrick shall have sole voting and dispositive power over the shares held by the trust. Howard Herrick has irrevocably granted to Norton Herrick sole dispositive power with respect to the shares of Common Stock held by Howard Herrick.

(6) Represents 488,460 shares of Common Stock and 850,000 shares of Common Stock issuable upon exercise of options.

(7) Represents 395,125 shares of Common Stock and 152,750 shares of Common Stock issuable upon exercise of options.

(8) Represents 300 shares of Common Stock and 123,000 shares of Common Stock issuable upon exercise of options. Does not include 70,000 shares of Common Stock issuable upon exercise of options.

(9) Represents 5,000 shares of Common Stock and 117,500 hares of Common Stock issuable upon exercise of options.

(10) Represents shares of Common Stock issuable upon exercise of options. Does not include 10,000 shares of Common Stock issuable upon exercise of options.

(11) Represents 1,000 shares of Common Stock and 60,000 shares of Common Stock issuable upon exercise of options. Does not include 20,000 shares of Common Stock issuable upon exercise of options.

(12) Represents shares of Common Stock issuable upon exercise of options. Does not include 125,000 shares of Common Stock issuable upon exercise of options.

(13)     Represents shares of Common Stock issuable upon exercise of options.

(14) Does not include 10,000 shares of Common Stock issuable upon exercise of options.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Companies wholly-owned by Norton Herrick, the Company's Chairman, have in the past provided accounting, administrative and general office services to us and obtained insurance coverage for the Company at cost since our inception. The Company paid these entities $133,000 and $90,000 for these services during the years ended December 31, 2000 and 1999. In addition, a company wholly-owned by Norton Herrick provides the Company access to a corporate airplane. The Company generally pays the fuel, fees and other costs related to its use of the airplane directly to the service providers. For use of this airplane, the Company paid rental fees of approximately $25,000 in each of 2000 and 1999 to Mr. Herrick's affiliate. The Company anticipates obtaining similar services from time to time from companies affiliated with Norton Herrick, and the Company will reimburse their costs in providing the services to the Company.

         In December 1998, the Company obtained a portion of the financing for its acquisitions of Columbia House's Audiobook Club and its old-time radio and classic video operations from Norton Herrick by issuing him a $15,000,000 principal amount 9% convertible subordinated promissory note due December 31, 2004. In January 1999, the Company repaid $1,000,000 of the note.

         In December 1998, the Company also agreed that if the note is refinanced, repaid or replaced by anyone other than Norton Herrick or a family member or affiliate of Mr. Herrick, the Company will issue to Mr. Herrick warrants to purchase an additional 350,000 shares of Common Stock on the same terms as those issued to him in December 1998. In September 1999, the Company issued to Mr. Herrick warrants to purchase 140,000 shares of Common Stock, at a price of $8.41 per share pursuant to the agreement.

         From December 1999 through February 2000, Norton Herrick sold $6,200,000 principal amount of the note issued to him in December 1998 to two third parties and, in January 2000, the Company issued to one of the third parties warrants to purchase 340,000 shares of Common Stock at an exercise price of $12.50 per share. Under the December 1998 agreement, the Company issued to Mr. Herrick warrants to purchase 145,221 shares of Common Stock at an exercise price of $8.41 per share on terms which were identical to the warrants issued to Mr. Herrick in December 1998.

         In June 1999, the Company obtained a portion of the financing for its acquisition of the business of Doubleday Direct's Audiobooks Direct club through a $4,400,000 loan from Norton Herrick. In connection with this loan, the Company, subject to shareholder approval, that it would issue to Mr. Herrick warrants to purchase 125,000 shares of Common Stock at an exercise price of $8.41 per share and on the same terms as the warrants issued to him in December 1998. This loan was intended to be a bridge financing and was repaid in full in July 1999. Shareholder approval was obtained in September 1999, and the Company issued the warrants to Mr. Herrick.

         In January and February 2000, Norton Herrick sold $4,2000,000 principal amount of the note issued to him in December 1998 to two unaffiliated third parties. Under the December 1998 letter agreement, the Company issued to Norton Herrick warrants to purchase an additional 98,554 shares of Common Stock at an exercise price of $8.41 per share. No compensation has been recognized in relation to this transaction.

         From December 1999 through February 2000, Evan Herrick, son of the Company's Chairman, loaned the Company an additional $3,000,000 for which he received $3,000,000 principal amount 9% convertible promissory notes due December 31, 2004. The notes were initially convertible into shares of Common Stock at $11.125 per share, which was the market value on the date the note was issued. The loans evidenced by the notes were intended to be short-term and serve as a "bridge" to replacement financing. At the time of issuance of the convertible notes, the Board of Directors resolved to seek to replace or refinance the convertible notes and accept a proposal for refinancing, whether or not (i) as favorable as the convertible notes including, without limitation, providing for a higher interest rate or lower conversion price, (ii) requiring the issuance of equity securities and/or (iii) requiring the payment of fees.

         In April and August 2000, the Company's Board of Directors determined that reducing the conversion price of the $3,000,000 principal amount 9% convertible notes due December 31, 2004 issued to Evan Herrick to the then current market value of the Common Stock would be more favorable to us than accepting the alternatives available to the Company to refinance or replace the notes. The Company revised the terms of the $3.0 million principal amount 9% convertible promissory notes due December 31, 2004 to Evan Herrick to be convertible into shares of Common Stock at $1.75 per share, which was the market value on the date the terms were revised. Evan Herrick waived interest on the notes from July 1, 2000 to December 31, 2000 and after December 31, 2000 has agreed to accept payment of interest in cash or Common Stock at the Company's option under certain circumstances.

         In August 2000, Norton Herrick sold the remaining $2,8000,000 principal amount of the note issued to him in December 1998 to two unaffiliated third parties. The terms of subordinated debt were modified so that the third parties agreed to waive any interest due to them and convert the entire subordinated debt by December 31, 2000. One of the unaffiliated third parties converted $.8 million principal amount of the note into 440,000 shares of Common Stock. The third parties failed to pay Mr. Herrick the entire purchase price of the note they purchased. In December 2000, the parties rescinded the transaction as to $2,000,000 principal amount of the note, which was not converted or paid for. As a result of these transactions, under the December 1998 letter agreement, the Company issued to Mr. Herrick Warrants to purchase an additional 18,480 shares of Common Stock at an exercise price of $8.41 per share. No compensation has been recognized in relation to this transaction.

         In the fourth quarter of 2000, Glebe Resources, Inc., a company wholly-owned by Norton Herrick ("Glebe"), purchased $200,000 of audiobook inventory from Doubleday Direct, Inc. The audiobooks were subsequently sold by the Company and the funds were remitted to Glebe in March 2001. The inventory was sold at Glebe's cost and Glebe did not profit by the transaction.

         Subsequent to year-end, Glebe, on the Company's behalf, provided a security deposit to a vendor in the amount of $100,000. Glebe received no compensation for and did not profit from this transaction.

         In December 2000 and February 2001, the Company received advances of $500,000 and $300,000 from Huntingdon Corporation ("Huntingdon"), an affiliate of Norton Herrick.

         On May 14, 2001 the Company issued a $2,500,000 secured senior convertible note to Huntingdon, in consideration for loans made by Huntingdon to the Company in the amount of $2,500,000. This note does not provide for cash interest to be paid until MediaBay's revolving credit facility is repaid and is convertible into Common Stock at a conversion rate of $.56 per share. The convertible note ranks pari passu with the Company's existing revolving credit facility and has a security interest in all of the assets of the Company, except inventory, receivables and cash. The note bears interest at the prime rate plus 2% and matures on September 30, 2002. Interest, at Huntingdon's option, (i) is payable in-kind, (ii) is payable in shares of Common Stock or (iii) will accrue until the revolving credit facility is repaid in full and, thereafter, payable in cash. Mr. Herrick has the right to increase the loan by $500,000 on the same terms.

         The Company also issued an $800,000 secured senior subordinated convertible note to Huntingdon in consideration of the $800,000 of advances made by Huntingdon in December 2000 and February 2001 described above. The note bears interest at 12% per annum and does not provide for current payment of cash interest. Interest, at Huntingdon's option, (i) is payable in-kind, (ii) is payable in shares of Common Stock or (iii) will accrue until the Company's existing revolving credit facility is repaid in full and, thereafter, payable in cash. The note is convertible into Common Stock at a conversion rate of $.56 per share and is secured by a second security interest in all of the assets of the Company, except inventory, receivables and cash. The note matures on December 31, 2002.

         In connection with these financing transactions described above, on May 14, 2001, Huntingdon was granted ten-year warrants to purchase 1,650,000 shares of Common Stock at an exercise price of $.56 per share as consideration of the $800,000 and $2,500,000 loans, plus ten-year warrants to purchase an additional 250,000 shares of Common Stock at an exercise price of $.56 per share if Huntingdon loans the Company an additional $500,000.

         On May 14, 2001, the Company also modified a $1,984,000 senior subordinated convertible note held by Norton Herrick as consideration for Mr. Herrick's consent to the above transactions, elimination of the variable conversion price feature of the note and foregoing current cash interest until the Company's existing revolving credit facility is repaid. The modified note is convertible into Common Stock at a conversion rate of $.56 per share and interest, at Mr. Herrick's option, (i) is payable in-kind, (ii) is payable in shares of common stock or (iii) will accrue until the revolving credit facility is repaid in full and, thereafter, payable in cash.

         On May 14, 2001, the Company also modified a $3,000,000 senior subordinated convertible note held by Evan Herrick, Norton Herrick's son as consideration for Mr. Herrick's consent to the transactions and agreement to exchange the note for preferred stock if requested by MediaBay under specified circumstances. The modified note, which does not permit cash interest to be paid currently, is convertible into common stock at a conversion rate of $.56 per share and interest, at Evan Herrick's option, (i) is payable in-kind, (ii) is payable in shares of Common Stock or (iii) will accrue until the revolving credit facility is repaid in full and, thereafter, payable in cash.

         The Company leases office space in Illinois from an affiliate of Carl Amari.

         Companies affiliated with Norton Herrick may continue to provide accounting and general and administrative services to the Company at cost, provide it with access to a corporate airplane at cost and obtain insurance coverage for it at cost. It is the Company's policy that each transaction between the Company and its officers, directors and 5% or greater shareholders will be on terms no less favorable than could be obtained from independent third parties.

                                   PROPOSAL I

                      APPROVAL OF 2001 STOCK INCENTIVE PLAN

         At the Annual Meeting, the Company's shareholders will be asked to approve the adoption of the Company's 2001 Stock Incentive Plan (the "2001 Plan").

         On May 30, 2001, the Board of Directors approved resolutions recommending adoption by shareholders of the 2001 Plan. The Board believes that, to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, employees and other key persons and to promote the well-being of the Company, it is in the best interest of the Company and its shareholders to provide to officers, directors, employees, consultants and other independent contractors who perform services for the Company, through the granting of stock options, restricted stock, deferred stock or other stock-based awards, the opportunity to participate in the value and/or appreciation in value of the Company's Common Stock. The Board has found that the grant of options under its 1997 Stock Option Plan, 1999 Stock Incentive Plan and 2000 Stock Incentive Plan has proven to be a valuable tool in attracting, retaining and motivating key employees and consultants. Accordingly, the Board believes that the 2001 Plan, which provides the Board greater flexibility with respect to certain terms under which awards that may be granted, (a) will provide the Company with significant means to attract and retain talented personnel, (b) will result in saving cash, which otherwise would be required to maintain current employees and adequately attract and reward personnel and others who perform services for the Company, and (c) consequently, will prove beneficial to the Company's ability to be competitive. The Company believes that there is not a sufficient amount of options and stock awards available for future grant under the Company's 1997 Stock Option Plan, 1999 Stock Incentive Plan and 2000 Stock Incentive Plan. The last sale price of the Common Stock on September 19, 2001 was $.68.

         To date, no options or other awards have been granted under the 2001 Plan. If the 2001 Plan is approved by the shareholders, options or stock awards may be granted under the 2001 Plan, the timing, amounts and specific terms of which have not been determined at this time.

         The following summary of the 2001 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the 2001 Plan, set forth as Exhibit B to this Proxy Statement.

Summary of the 2001 Plan

         The 2001 Plan provides for the grant of any or all of the following types of awards (collectively, "Awards"): (a) stock options, (b) restricted stock, (c) deferred stock and (d) other stock-based awards. Awards may be granted singly, in combination, or in tandem, as determined by the Board of Directors or the Committee (as defined below). Subject to anti-dilution adjustments as provided in the 2001 Plan, (i) a total of 3,500,000 shares of Common Stock have been reserved for distribution pursuant to the 2001 Plan, and
(ii) the maximum number of shares of Common Stock that may be issued to any individual participant under the 2001 Plan may not exceed 2,500,000 shares during the term of the 2001 Plan.

         The 2001 Plan may be administered by the Board of Directors (the "Board") or a Committee (the "Committee") consisting of two or more non-employee members of the Board of Directors appointed by the Board. The Board or the Committee will determine, among other things, the persons to whom Awards will be granted, the type of Awards to be granted, the number of shares subject to each Award and the share price. The Board or the Committee will also determine the term of each Award, the restrictions or limitations thereon, and the manner in which each such Award may be exercised or, if applicable, the extent and circumstances under which Common Stock and other amounts payable with respect to an Award will be deferred. The 2001 Plan will become effective upon its approval and adoption at the Annual Meeting (the "Effective Date") and no Award shall be granted pursuant to the 2001 Plan on or after the tenth anniversary of the Effective Date.

Stock Options. The 2001 Plan provides for the grant of "incentive stock options" ("Incentive Stock Options"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for options not qualifying as Incentive Stock Options ("Non-Qualified Stock Options"). The Board or the Committee, as the case may be, shall determine those persons to whom stock options may be granted.

         Incentive Stock Options granted pursuant to the 2001 Plan are nontransferable by the optionee during his lifetime. Options granted pursuant to the 2001 Plan will expire if not exercised within 10 years of the grant (five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary of the Company immediately before the grant ("10% Shareholder")), and under certain circumstances set forth in the 2001 Plan, may be exercised within three (3) months following termination of employment (one year in the event of death, retirement or disability of the optionee), unless the term of the option, pursuant to the stock option agreement, expires earlier. Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board or the Committee. The exercise price of an Incentive Stock Option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder may not be less than 110% of such fair market value. The exercise price of a Non-Qualified Stock Option may be less than such fair market value on the date of grant.

         Under the 2001 Plan, the Company may not, in the aggregate, grant Incentive Stock Options that are first exercisable by any optionee during any calendar year (under all such plans of the optionee's employer corporation and its "parent" and "subsidiary" corporations, as those terms are defined in
Section 424 of the Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted) exceeds $100,000.

         The 2001 Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of Common Stock subject to Awards which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants. No shares of Common Stock of the Company may be issued upon the exercise of any option granted under the 2001 Plan until the full option price has been paid by the optionee. The Board of Directors or the Committee may grant individual options under the 2001 Plan with more stringent provisions than those specified in the 2001 Plan.

         Options become exercisable in such amounts, at such intervals and upon such terms and conditions as the Board of Directors or the Committee provides. Stock options granted under the 2001 Plan are exercisable until the earlier of
(i) a date set by the Board of Directors or Committee at the time of grant or
(ii) the close of business on the day before the tenth anniversary of the stock option's date of grant (the day before the fifth anniversary in the case of an Incentive Stock Option granted to a 10% Shareholder). The 2001 Plan will remain in effect until all stock options are exercised or terminated. Notwithstanding the foregoing, no options may be granted on or after the tenth anniversary of the Effective Date.

Restricted and Deferred Stock Awards. Under the 2001 Plan, the Board or the Committee may grant shares of restricted Common Stock either alone or in tandem with other Awards. Restricted and Deferred Stock awards give the recipient the right to receive a specified number of shares of Common Stock, subject to such terms, conditions and restrictions as the Board or the Committee deems appropriate. Restrictions may include limitations on the right to transfer the stock until the expiration of a specified period of time and forfeiture of the stock upon the occurrence of certain events such as the termination of employment prior to expiration of a specified period of time. In addition, a participant in the 2001 Plan who has received a Deferred Stock Award may request, under certain conditions, the Board or the Committee to defer the receipt of an award (or an installment of an award) for an additional specified period or until the occurrence of a specified event.

Other Stock Based Awards. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any parent or subsidiary of the Company, may be granted either alone or in tandem with other Awards.

Certain Federal Income Tax Consequences of the 2001 Plan

         The following is a brief summary of the Federal income tax aspects of Awards made under the 2001 Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

         1. Incentive Stock Options. The optionee will recognize no taxable income upon the grant or exercise of an Incentive Stock Option. Upon a disposition of the shares after the later of two years from the date of grant and one year after the transfer of the shares to the optionee, (a) the optionee will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets in his or her hands; and (b) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment to the optionee for his or her taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the optionee. In the case of a disposition of shares in the same taxable year as the exercise where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

         If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above,
(a) the optionee will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (b) the Company will qualify for a deduction equal to any such amount recognized, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code. The optionee will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets in his or her hands, as short-term or long-term capital gain, depending on the length of time that the optionee held the shares, and the Company will not qualify for a deduction with respect to such excess.

         Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following the termination of the optionee's employment, the option will generally be taxed as a Non-Qualified Stock Option. See "Non-Qualified Stock Options."

         2. Non-Qualified Stock Options. With respect to Non-Qualified Stock Options, (a) upon grant of the option, the optionee will recognize no income;
(b) upon exercise of the option (if the shares are not subject to a substantial risk of forfeiture), the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code; (c) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the optionee; and (d) on a sale of the shares, the optionee will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as short-term or long-term capital gain or loss if the shares are capital assets in the optionee's hands depending upon the length of time that the optionee held the shares. If the optionee's shares acquired upon exercise are subject to a substantial risk of forfeiture, the optionee will have an election to treat the exercise as a taxable event or defer the Federal income tax consequences according to the rules described below in "Stock Awards."

         3. Stock Awards. Unless a participant otherwise elects to be taxed upon receipt of shares of restricted or deferred stock under the 2001 Plan, the participant must include in his or her taxable income the difference between the fair market value of the shares and the amount paid, if any, for the shares, as of the first date the participant's interest in the shares is no longer subject to a substantial risk of forfeiture or such shares become transferable. A participant's rights in stock awarded under the 2001 Plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. Where shares of stock received under the 2001 Plan are subject to a substantial risk of forfeiture, the participant can elect to report the difference between the fair market value of the shares on the date of receipt and the amount paid, if any, for the stock as ordinary income in the year of receipt. To be effective, the election must be filed with the Internal Revenue Service within 30 days after the date the shares are transferred to the participant. The Company is entitled to a Federal income tax deduction equal in amount to the amount includable as compensation in the gross income of the participant, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code. The amount of taxable gain arising from a participant's sale of shares of restricted stock acquired pursuant to the 2001 Plan is equal to the excess of the amount realized on such sale over the sum of the amount paid, if any, for the stock and the compensation element included by the participant in taxable income.

         4. Other Tax Matters. If unmatured installments of Awards are accelerated as a result of a Change of Control (as defined in the 2001 Plan), any amounts received from the exercise by a participant of a stock option, the lapse of restrictions on restricted stock or the deemed satisfaction of conditions of performance-based awards may be included in determining whether or not a participant has received an "excess parachute payment" under Section 280G of the Code, which could result in (a) the imposition of a 20% Federal excise tax (in addition to Federal income tax) payable by the participant on certain payments of Common Stock or cash resulting from such exercise or deemed satisfaction of conditions of performance awards from such exercise or deemed satisfaction of conditions of performance awards or, in the case of restricted stock, on all or a portion of the fair market value of the shares on the date the restrictions lapse and (b) the loss by the Company of a compensation deduction.

Recommendation

         The Board of Directors unanimously recommends that shareholders vote "FOR" this proposal.

                              INDEPENDENT AUDITORS

         Deloitte & Touche LLP reported on the financial statements of the Company for the fiscal year ended December 31, 2000. It is currently anticipated that Deloitte & Touche LLP will examine and report on the financial statements of the Company for the year ending December 31, 2001. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting.

Fees Paid to Independent Auditors

Audit Fees

         For fiscal 2000, the Company incurred professional fees and out-of-pocket expense reimbursements to Deloitte & Touche LLP, its independent auditors, in the amount of approximately $142,000 related to auditing services and the reviews of the financial statements included in the Company's Form 10-KSB and Forms 10-QSB for the 2000 fiscal year.

Financial Information Systems Design and Implementation Fees

         For fiscal 2000, the Company did not pay its principal independent auditors for services related to financial information systems design and implementation as they were not engaged to perform such services.

All Other Fees

         For fiscal 2000 the Company did not engage its principal independent accountants for any services, other than for reviews of its financial statements included in the Company's Form 10-KSB and Forms 10-QSB for the 2000 fiscal year.

                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Shareholders who wish to present proposals appropriate for consideration at the Company's Annual Meeting of Shareholders to be held in the year 2002 must (i) submit the proposal in proper form to the Company at its address set forth on the first page of this Proxy Statement not later than February 15, 2002 and (ii) must satisfy the conditions established by the Securities and Exchange Commission and the Company's By-laws for shareholder proposals in order for the proposition to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

         After the 2002 deadline, a shareholder may present a proposal at the Company's 2002 Annual Meeting if it is submitted to the Company's Secretary at the address set forth above no later than April 30, 2002. If timely submitted, the shareholder may present the proposal at the 2002 Annual Meeting but the Company is not obligated to present the matter in its proxy statement.


                                OTHER INFORMATION

         A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2000 IS BEING FURNISHED HEREWITH TO EACH SHAREHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON AUGUST 24, 2001.

         The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to shareholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                                     By order of the Board
                                                     of Directors,

                                                     Norton Herrick
                                                     Chairman

September 21, 2001

                                                                       EXHIBIT A


                                 MEDIABAY, INC.
                            2001 Stock Incentive Plan



Section 1. Purposes; Definitions.

         The purpose of the MediaBay, Inc. 2001 Stock Incentive Plan is to enable MediaBay, Inc. to offer to those of its employees and to the employees of its Subsidiaries and other persons who are expected to contribute to the success of the Company, long term performance-based stock and/or other equity interests in the Company, thereby enhancing their ability to attract, retain and reward such key employees or other persons, and to increase the mutuality of interests between those employees or other persons and the shareholders of MediaBay, Inc.

         For purposes of the Plan, the following terms shall be defined as set forth below:

         (a) "Board" means the Board of Directors of MediaBay, Inc.

         (b) "Cause" shall have the meaning ascribed thereto in Section 5(b)(ix) below.

         (c) "Change of Control" shall have the meaning ascribed thereto in
             Section 9 below.

         (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time and any successor thereto.

         (e) "Committee" means the Stock Incentive Committee of the Board or any other committee of the Board, which the Board may designate.

         (f) "Company" means MediaBay, Inc., a corporation organized under the laws of the State of Florida.

         (g) "Deferred Stock" means Stock to be received, under an award made pursuant to Section 7 below, at the end of a specified deferral period.

         (h) "Disability" means a disability described in Section 22(e) of the Code, as determined under procedures established by the Board or the Committee for purposes of the Plan.

         (i) "Early Retirement" means retirement, with the approval of the Board or the Committee, for purposes of one or more award(s) hereunder, from active employment with the Company or any Parent or Subsidiary prior to age 65.

         (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended, as in effect from time to time.

         (k) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the principal market for the Stock is a national securities exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ), the closing sale price of the Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (b) if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on NASDAQ, the mean between the closing bid sale price for the Stock on such day as reported by NASDAQ or the National Quotation Bureau, Inc.; provided that if clauses (a) and (b) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Stock shall be determined in good faith by the Board of Directors or the Committee, as the case may be, which determination shall be conclusive as to the Fair Market Value of the Stock.

         (l) "Incentive Stock Option" means any Stock Option which is intended to be and is designated as an "incentive stock option" within the meaning of Section 422 of the Code, or any successor thereto.

         (m) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         (n) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

         (o) "Other Stock-Based Award" means an award under Section 8 below that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

         (p) "Parent" means any present or future parent of the Company, as such term is defined in Section 424(e) of the Code, or any successor thereto.

         (q) "Plan" means this MediaBay, Inc. 2001 Stock Incentive Plan, as hereinafter amended from time to time.

         (r) "Reorganization" of an entity shall be deemed to occur if such entity is a party to a merger, consolidation, reorganization, or other business combination with one or more entities in which said entity is not the surviving entity, if such entity disposes of substantially all of its assets, or if such entity is a party to a spin-off, split-off, split-up or similar transaction; provided, however, that the transaction shall not be a Reorganization if any Parent or any Subsidiary is the surviving entity.

         (s) "Restricted Stock" means Stock, received under an award made pursuant to Section 6 below, that is subject to restrictions imposed pursuant to said Section 6.

         (t) "Retirement" means Normal Retirement or Early Retirement.

         (u) "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Exchange Act, as in effect from time to time, and any successor thereto.

         (v) "Securities Act" means the Securities Act of 1933, as amended, as in effect from time to time.

         (w) "Stock" means the Common Stock of the Company, no par value per share.

         (x) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

         (y) "Subsidiary" means any present or future (A) subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code, or any successor thereto, or (B) except in the case of an Incentive Stock Options, unincorporated business entity in which the Company owns, directly or indirectly, 50% or more of the voting rights, capital or profits.

Section 2. Administration.

         The Plan shall be administered by the Board, or at its discretion, the Committee, the membership of which shall consist solely of two or more members of the Board, each of whom shall serve at the pleasure of the Board and shall be a "Non-Employee Director," as defined in Rule 16b-3, and an "outside director," as defined in Section 162(m) of the Code, and shall be at all times constituted so as not to adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or with the requirements of any other applicable law, rule or regulation.

         The Board or the Committee, as the case may be, shall have the authority to grant, pursuant to the terms of the Plan, to officers and other employees or other persons eligible under Section 4 below: (a) Stock Options,
(b) Restricted Stock, (c) Deferred Stock, and/or (d) Other Stock-Based Awards.

         For purposes of illustration and not of limitation, the Board or the Committee, as the case may be, shall have the authority (subject to the express provisions of the Plan):

             (i) to select the officers, other employees of the Company or any Parent or Subsidiary and other persons to whom Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards may be from time to time granted hereunder;

             (ii) to determine the Incentive Stock Options, Non-Qualified Stock
                  Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards, or any combination thereof, if any, to be granted hereunder to one or more eligible persons;

             (iii) to determine the number of shares of Stock to be covered by each award granted hereunder;

             (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting acceleration, exercisability and/or forfeiture provisions);

             (v) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company or any Parent or Subsidiary outside of the Plan;

             (vi) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred; and

             (vii) to substitute (A) new Stock Options for previously granted
                   Stock Options, including previously granted Stock Options having higher option exercise prices and/or containing other less favorable terms, and (B) new of any other type for previously granted awards of the same type, including previously granted awards which contain less favorable terms.

         Subject to Section 10 hereof, The Board or the Committee, as the case may be, shall have the authority to (A) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, (B) interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and (C) to otherwise supervise the administration of the Plan.

         Subject to the express provisions of the Plan, all decisions made by the Board or the Committee, as the case may be, pursuant to the provisions of the Plan shall be made in the Board or the Committee's sole and absolute discretion and shall be final and binding upon all persons, including the Company, its Parent and Subsidiaries and the Plan participants and their beneficiaries.

Section 3. Stock Subject to Plan.

         The total number of shares of Stock reserved and available for distribution under the Plan shall be 3,500,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         If any shares of Stock that have been optioned cease to be subject to a Stock Option for any reason (other than by exercise), or if any shares of Stock that are subject to any Restricted Stock award, Deferred Stock award or Other Stock-Based award are forfeited or any such award otherwise terminates without the issuance of such shares, such shares shall again be available for distribution under the Plan.

         In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the (A) aggregate number of shares of Stock reserved for issuance under the Plan, (B) number, kind and exercise price of shares of Stock subject to outstanding Options granted under the Plan, and (C) number, kind, purchase price and/or appreciation base of shares of Stock subject to other outstanding awards granted under the Plan, as may be determined to be appropriate by the Board or the Committee, as the case may be, in order to prevent dilution or enlargement of rights; provided, however, that the number of shares of Stock subject to any award shall always be a whole number. Such adjusted exercise price shall also be used to determine the amount which is payable to the optionee upon the exercise by the Board or the Committee, as the case may be, of the alternative settlement right which is set forth in Section 5(b)(xi) below.

         Subject to the provisions of the immediately preceding paragraph, the maximum numbers of shares subject to Options, Restricted Stock awards, Deferred Stock awards, and other Stock-Based awards to any one individual participant shall be 2,500,000 shares during the term of the Plan.

Section 4. Eligibility.

         Officers and other employees of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an award under the Plan employed by the Company or any Parent or Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Parent or Subsidiary, are eligible to be granted Options and awards under the Plan. In addition, Non-Qualified Stock Options and other awards may be granted under the Plan to any person, including, but not limited to, independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to the success of the Company. Eligibility under the Plan shall be determined by the Board or the Committee, as the case may be.

         The Board or the Committee, as the case may be, may include additional conditions and restrictions in the agreement entered into in connection with such awards under the Plan. The grant of an Option or other award under the Plan, and any determination made in connection therewith, shall be made on a case by case basis and may differ among optionees and grantees. The grant of an Option or other award under the Plan is a privilege and not a right and the determination of the Board or the Committee, as the case may be, may be applied on a non-uniform and discretionary basis.

Section 5. Stock Options.

         (a) Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms as the Board or the Committee, as the case may be, may from time to time approve. The Board or the Committee, as the case may be, shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options, and they may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option is not designated as an Incentive Stock Option or does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. The grant of an Option shall be deemed to have occurred on the date on which the Board or the Committee, as the case may be, by resolution, designates an individual as a grantee thereof, and determines the number of shares of Stock subject to, and the terms and conditions of, said Option.

                  Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options or any agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under said Section 422.

         (b) Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

                  (i) Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Board or the Committee, as the case may be, at the time of grant but as to Incentive Stock Options shall be not less than 100% (110% in the case of an Incentive Stock Option granted to an optionee ("10% Shareholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent, if any, or any of its Subsidiaries) of the Fair Market Value of the Stock at the time of grant. The exercise price for Non-Qualified Stock Options shall be determined by the Board or the Committee, as the case may be, at the time of grant.

                  (ii) Option Term. The term of each Stock Option shall be fixed by the Board or the Committee, as the case may be, but no Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to a 10% Shareholder) after the date on which the Option is granted.

                  (iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board or the Committee, as the case may be, at the time of grant. If the Board or the Committee, as the case may be, provides that any Stock Option is exercisable only in installments, the Board or the Committee, as the case may be, may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Board or the Committee, as the case may be, shall determine.

                  (iv) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash. Notwithstanding the foregoing, if provided in the Stock Option agreement referred to in Section 5(b)(xii) below or otherwise permitted by the Board or the Committee, as the case may be, payment of the purchase price may be made (A) in whole shares of Stock which are already owned by the holder of the Option or (B) partly in cash and partly in such Stock. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock (which shall be valued at the Fair Market Value of a share of Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. In addition to the foregoing, if provided in the Stock Option Agreement referred to in Section 5(b)(xii) below or otherwise permitted by the Board or the Committee, as the case may be, payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form, together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares covered by the option and deliver the sale or margin loan proceeds directly to the Company. Except as otherwise expressly provided in the Plan or in the Stock Option agreement referred to in
                         Section 5(b)(xii) below, no Option which is granted to a person who is at the time of grant an employee of the Company or of a Subsidiary or Parent of the Company may be exercised at any time unless the holder thereof is then an employee of the Company or of a Parent or a Subsidiary. The holder of an Option shall have none of the rights of a shareholder with respect to the shares subject to the Option until the optionee has given written notice of exercise, has paid in full for those shares of Stock and, if requested by the Board or Committee, as the case may be, has given the representation described in Section 11(a) below.

                  (v) Transferability; Exercisability. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, except as may be otherwise provided with respect to a Non-Qualified Option pursuant to the specific provisions of the Stock Option agreement pursuant to which it shall have been issued as referred to in Section 5(b)(xii) below. Except as otherwise provided in the Stock Option agreement relating to a Non-Qualified Stock Option, all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or his or her guardian or legal representative.

                  (vi) Termination by Reason of Death. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board or Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (vii) Termination by Reason of Disability. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (viii) Termination by Reason of Retirement. Subject to Section
                         5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Normal Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, in the case of a Non-Qualified Stock Option, for a period of one year, or, in the case of an Incentive Stock Option, for a period of three months (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the date of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. If an optionee's employment with the Company or any Parent or Subsidiary terminates by reason of Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the Board or the Committee, as the case may be, so approves at the time of Early Retirement, any Stock Option held by the optionee may thereafter be exercised by the optionee as provided above in connection with termination of employment by reason of Normal Retirement.

                  (ix) Other Termination. Subject to the provisions of Section 12(g) below and unless otherwise determined by the Committee at or after the time of grant, if an optionee's employment by the Company or any Parent or Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon automatically terminate, except that if the optionee is involuntarily terminated by the Company or any Parent or a Subsidiary without Cause (as hereinafter defined), such Stock Option may be exercised for a period of three months (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant) from the date of such termination or until the expiration of the stated terms of such Stock Option, whichever period is the shorter. For purposes of the Plan, "Cause" shall mean (A) the conviction of the optionee of a felony under Federal law or the law of the state in which such action occurred, (B) dishonesty by the optionee in the course of fulfilling his or her employment duties, or
                         (C) the failure on the part of the optionee to perform his or her employment duties in any material respect. In addition, with respect to an option granted to an employee of the Company, a Parent or a Subsidiary, for purposes of the Plan, "Cause" shall also include any definition of "Cause" contained in any employment agreement between the optionee and the Company, Parent or Subsidiary, as the case may be.

                  (x) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all such plans of optionee's employer corporation and its Parent and Subsidiaries) shall not exceed $100,000.

                  (xi) Alternative Settlement of Option. Upon the receipt of written notice of exercise and if provided for with respect to a Stock Option pursuant to the specific provisions of the Stock Option agreement pursuant to which it was issued and referred to in Section 5(b)(xii) below (unless otherwise provided with respect to a Stock Option pursuant to the specific provisions of the Stock Option agreement pursuant to which it was issued and referred to in Section 5(b)(xii) below), the Board or the Committee, as the case may be, may elect to settle all or part of any Stock Option by paying to the optionee an amount, in cash or Stock (valued at Fair Market Value on the date of exercise), equal to the product of the excess of the Fair Market Value of one share of Stock, on the date of exercise over the Option exercise price, multiplied by the number of shares of Stock with respect to which the optionee proposes to exercise the Option. Any such settlements which relate to Options which are held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with any "window period" provisions of Rule 16b-3, to the extent applicable, and with such other conditions as the Board or Committee, as the case may be, may impose.

                 (xii) Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 6. Restricted Stock.

        (a) Grant and Exercise. Shares of Restricted Stock may be issued either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of Restricted Stock upon the attainment of such factors as the Board or the Committee, as the case may be, may determine.

        (b) Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

                (i) Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights related thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Restricted Stock agreement referred to in
                         Section 6(b)(iv) below. Such certificates shall be deposited by the holder with the Company, together with stock powers or other instruments of assignment, endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the applicable Restricted Stock agreement.

                (ii) Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes, and the issuance thereof shall be made for at least the minimum consideration (if any) necessary to permit the shares of Restricted Stock to be deemed to be fully paid and nonassessable. The holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock, with the exceptions that (A) the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distributions as the Board may designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (D) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions during the Restriction Period; and (E) a breach of any of the restrictions, terms or conditions contained in the Plan or the Restricted Stock agreement referred to in
                         Section 6(b)(iv) below, or otherwise established by the Board or Committee, as the case may be, with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

                (iii) Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock agreement referred to in
                         Section 6(b)(iv) below, and (B) any Retained
                         Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

                (iv) Each Restricted Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 7. Deferred Stock.

        (a) Grant and Exercise. Deferred Stock may be awarded either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Deferred Stock will be deferred, and all the other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of the Deferred Stock upon the attainment of such factors or criteria as the Board or the Committee, as the case may be, shall determine.

        (b) Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

                (i) Subject to the provisions of the Plan and Deferred Stock agreement referred to in Section 7(b)(vii) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

                (ii) As determined by the Board or the Committee, as the case may be, at the time of award, amounts equal to any dividends declared during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) with respect to the number of shares covered by a Deferred Stock award may be paid to the participant currently or deferred and deemed to be reinvested in additional Deferred Stock.

                 (iii) Subject to the provisions of the Deferred Stock agreement referred to in Section 7(b)(vii) below and this Section 7 and Section 12(g) below, upon termination of a participant's employment with the Company or any Parent or Subsidiary for any reason during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) for a given award, the Deferred Stock in question will vest or be forfeited in accordance with the terms and conditions established by the Board or the Committee, as the case may be, at the time of grant.

                (iv) The Board or the Committee, as the case may be, may, after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of a Deferred Stock award.

                (v) In the event of hardship or other special circumstances of a participant whose employment with the Company or any Parent or Subsidiary is involuntarily terminated (other than for Cause), the Board or the Committee, as the case may be, may waive in whole or in part any or all of the remaining deferral limitations imposed hereunder or pursuant to the Deferred Stock agreement referred to in Section 7(b)(vii) below with respect to any or all of the participant's Deferred Stock.

                (vi) A participant may request to, and the Board or the Committee, as the case may be, may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified period or until a specified event (the "Additional Deferral Period"). Subject to any exceptions adopted by the Board or the Committee, as the case may be, such request must be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

                (vii) Each Deferred Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 8. Other Stock-Based Awards.

        (a) Grant and Exercise. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any Parent or Subsidiary, may be granted either alone or in addition to or in tandem with Stock Options, Restricted Stock or Deferred Stock. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may also provide for the grant of Stock under such awards upon the completion of a specified performance period.

        (b) Terms and Conditions. Each Other Stock-Based Award shall be subject to the following terms and conditions:

                (i) Shares of Stock subject to an Other Stock-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction or period of deferral lapses.

                (ii) The recipient of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares covered by the award, as determined by the Board or the Committee, as the case may be, at the time of the award. The Board or the Committee, as the case may be, may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock.

                (iii) Any Other Stock-Based Award and any Stock covered by any Other Stock-Based Award shall vest or be forfeited to the extent so provided in the award agreement referred to in Section 8(b)(v) below, as determined by the Board or the Committee, as the case may be.

                (iv) In the event of the participant's Retirement, Disability or death, or in cases of special circumstances, the Board or the Committee, as the case may be, may waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Other Stock-Based Award.

                (v) Each Other Stock-Based Award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and by the participant.

Section 9. Change of Control Provisions.

        (a) A "Change of Control" shall be deemed to have occurred on the tenth day after:

                (i) any individual, corporation or other entity or group (as defined in Section 13(d)(3) of the Exchange Act), other than Norton Herrick and his family members and their affiliates, becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Exchange Act) of more than 50% of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

                (ii) the commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Exchange Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Exchange Act for any class of the Company's capital stock; or

                (iii) the shareholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the shareholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives, or (B) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company;

                provided, however, that a "Change of Control" shall not be deemed to have taken place if beneficial ownership is acquired
                (I) directly from the Company, other than an acquisition by virtue of the exercise or conversion of another security unless the security so converted or exercised was itself acquired directly from the Company, or (II) by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company; or any trustee of or fiduciary with respect to any such plan when acting in such capacity.

        (b) Unless otherwise provided in the Stock Option agreement, or agreement relating to a Restricted Stock award, Deferred Stock award or Other Stock Based Award, in the event of a Change of Control of the Company, the Board may, in its sole and absolute discretion, provide on a case by case basis that some or all outstanding awards granted under this Plan become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan. In the event of a Change of Control, of the Company the Board may, in its sole and absolutely discretion, provide on a case by case basis, that Stock Options shall terminate upon such Change of Control, provided, however, that the optionee shall have the right, immediately prior to the occurrence of such Change of Control and during such reasonable period as the Board in its sole and absolute discretion shall determine and designate, to exercise any vested options in whole or in part.

        (c) Unless otherwise provided in a Stock Option agreement or agreement relating to a Restricted Stock award, Deferred Stock award or Other Stock-Based Award, in the event of a Change in Control of a Parent or Subsidiary or Reorganization of a Parent or Subsidiary, or in the event that a Parent or Subsidiary creases to be a "parent" or "subsidiary" as such terms are defined in Section 424 of the Code, the Board may, in its sole and absolute discretion, (i) provide on a case by case basis that some or all outstanding awards held by an optionee or a Recipient employed by or performing service for such Parent or Subsidiary may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan and/or
                (ii) treat the employment or other services of an optionee or participant employed by such Parent or Subsidiary as terminated (and such optionee shall have the right to exercise his or her Stock Options in accordance with Section 5(b) of this Plan) if such optionee or grantee is not employed by the Company or any Parent or Subsidiary immediately after such event.

Section 10. Amendments and Termination.

         The Board may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Stock if the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or any other applicable law, rule or regulation. The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other award theretofore granted under the Plan; provided, however, that subject to Section 3 above, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the optionee or participant without the optionee's or participant's consent, except for such amendments which are made to cause the Plan to qualify for the exemption provided by Rule 16b-3.

Section 11. Unfunded Status of Plan.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a creditor of the Company.

Section 12. General Provisions.

        (a) The Board or the Committee, as the case may be, may require each person acquiring shares of Stock pursuant to an Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares for investment without a view to distribution thereof.

                All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Board or the Committee, as the case may be, may deem to be advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or association upon which the Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Board or the Committee, as the case may be, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        (b) Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

        (c) NOTHING CONTAINED IN THE PLAN OR IN ANY AWARD HEREUNDER SHALL BE DEEMED TO CONFER UPON ANY EMPLOYEE OF THE COMPANY OR ANY PARENT OR SUBSIDIARY ANY RIGHT TO CONTINUED EMPLOYMENT WITH THE COMPANY OR ANY PARENT OR SUBSIDIARY, NOR SHALL IT INTERFERE IN ANY WAY WITH THE RIGHT OF THE COMPANY OR ANY PARENT OR SUBSIDIARY TO TERMINATE THE EMPLOYMENT OF ANY OF ITS EMPLOYEES AT ANY TIME.

        (d) No later than the date as of which an amount first becomes includable in the gross income of the participant for Federal income tax purposes with respect to any Option or other award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Board or the Committee, as the case may be, regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Board or the Committee, as the case may be, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirements, based on the then Fair Market Value of such Stock. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements, and the Company or the participant's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant from the Company or any Parent or Subsidiary. For purposes of this Section 12(d), the term "Subsidiary" (in the case of an Incentive Stock Option) shall include any entity referred to in
                Section 11(x) above.

        (e) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Florida (without regard to choice of law provisions).

        (f) Any Stock Option granted or other award made under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent or Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under the Plan).

        (g) A leave of absence, unless otherwise determined by the Board or Committee, as the case may be, prior to the commencement thereof, shall not be considered a termination of employment. Any Stock Option granted or awards made under the Plan shall not be affected by any change of employment, so long as the holder continues to be an employee of the Company or any Parent or Subsidiary.

        (h) Except as otherwise expressly provided in the Plan or in any Stock Option agreement, Restricted Stock agreement, Deferred Stock agreement or any Other Stock-Based Award agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be subject to the debts, contracts or liabilities of the person entitled to such benefit.

        (i) The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (A) all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act, and (B) the rules and regulations of any securities exchange or association on which the Stock may be listed or traded.

        (j) If any of the terms or provisions of the Plan conflicts with the requirements of Rule 16b-3 as in effect from time to time, or with the requirements of any other applicable law, rule or regulation, and with respect to Incentive Stock Options, Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and with respect to Incentive Stock Options,
                Section 422 of the Code. With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

        (k) The Board or the Committee, as the case may be, may terminate any Stock Option or other award made under the Plan if a written agreement relating thereto is not executed and returned to the Company within 30 days after such agreement has been delivered to the optionee or participant for his or her execution.

        (l) The grant of awards pursuant to the Plan shall not in any way affect the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.


Section 13. Effective Date of Plan.

          The Plan shall be adopted and effective as of the date of the approval and adoption thereof at a meeting of the shareholders of the Company.

Section 14. Term of Plan.

         No Stock Option, Restricted Stock Award, Deferred Stock award or Other Stock-Based Award shall be granted pursuant to the Plan on or after the tenth anniversary of the effective date of the Plan, but awards granted on or prior to such tenth anniversary may extend beyond that date.

                                                                      APPENDIX I

                                 MEDIABAY, INC.

                             AUDIT COMMITTEE CHARTER



Composition

         There shall be a committee of the board of directors (the "Board") of MediaBay, Inc. (the "Company") to be known as the audit committee which, no later than June 14, 2001, shall have at least three (3) members, comprised solely of independent directors, as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealer's, Inc. ("NASD"), subject to the exception in NASD Marketplace Rule 4310(c)(26)(B)(ii).

         Each member of the audit committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee. In addition, at least one member of the audit committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         The Board shall elect or appoint a chairperson of the audit committee who will have authority to act on behalf of the audit committee between meetings.

Responsibilities

         The responsibilities of the audit committee are as follows:

         o Ensure its receipt from the outside auditor of a formal written statement, delineating all relationships between the outside auditor and the Company consistent with the Independence Standards Board Standard 1.

         o Actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and be responsible for taking, or recommending that the board of directors take, appropriate action to oversee the independence of the outside auditor.

         o In view of the outside auditor's ultimate accountability to the Board and the audit committee, as representatives of the shareholders, the audit committee, acting together with the Board, has the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor (or nominate an outside auditor for shareholder approval in any proxy statement).

         o Review with the outside auditor, the company's internal auditor (if any), and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

         o Consider, in consultation with the outside auditor and management of the company, the audit scope and procedures.

         o Review the financial statements contained in the annual report to stockholders with management and the outside auditor to determine that the outside auditor is satisfied with the disclosure and content of the financial statements to be presented to the stockholders.

         o Meet with the internal auditor (if any), outside auditor or the management privately to discuss any matters that the audit committee, the internal auditor (if any), the outside auditor or the management believe should be discussed privately with the audit committee.

         o Review and reassess the adequacy of the committee's charter annually.

         o Make such other recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.

Limitations

         The audit committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the audit committee is not an audit. The audit is performed by the independent outside auditors. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

--------------------------------------------------------------------------------

                                 MEDIABAY, INC.
                         2 Ridgedale Avenue - Suite 300
                         Cedar Knolls, New Jersey 07297

 PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MONDAY, OCTOBER 22, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints NORTON HERRICK and MICHAEL HERRICK and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Shareholders of MediaBay, Inc. (the "Company") on Monday, October 22, 2001, at Hanover Marriott, 1401 Route 10 East, Whippany, New Jersey 07981 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

   1. ELECTION OF CLASS III DIRECTORS:

           [_] FOR all nominees listed below    [_] WITHHOLD AUTHORITY
               (except as marked to the             to vote for all nominees
                contrary below                      listed below.

                         Norton Herrick and Paul Ehrlich

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)
_______________________________________________________________________________

                                   (Continued and to be signed on reverse side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     2. Proposal to adopt the Company's 2001 Stock Incentive Plan.

                    [_] FOR      [_] AGAINST      [_] ABSTAIN

     3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES AND THE PROPOSALS LISTED ABOVE.

                                           DATED _________________________, 2001
                                           Please sign exactly as name appears
                                           hereon. When shares are held by joint
                                           tenants, both should sign. When
                                           signing as attorney, executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by President or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name by
                                           authorized person.

                                           _____________________________________
                                                         Signature

                                           _____________________________________
                                                 Signature if held jointly


 Please mark, sign, date and return this proxy card using the enclosed envelope.

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